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                                                                   EXHIBIT 10.41


                          REGISTRATION RIGHTS AGREEMENT

     AGREEMENT (this "AGREEMENT"), dated as of October 27, 2005, by and among TB WOOD'S CORPORATION ("PARENT"), a Delaware corporation, AEA MEZZANINE FUND LP ("AEAMF"), a Delaware limited partnership, and AEA MEZZANINE (UNLEVERAGED) FUND LP ("AEAUMF" and collectively with AEAMF, the "INSTITUTIONAL INVESTORS" and individually, an "INSTITUTIONAL INVESTOR").


                              W I T N E S S E T H :

     WHEREAS, pursuant to the terms, and subject to the conditions, of the Securities Purchase Agreement (the "PURCHASE AGREEMENT"), dated as of October 12, 2005, by and among TB Wood's Incorporated, a Pennsylvania corporation, Plant Engineering Consultants, LLC, a Tennessee limited liability company, TB Wood's Enterprises, Inc., a Delaware corporation (collectively, the "BORROWERS"), AEA Mezzanine Funding LLC ("AEAM FUNDING"), a Delaware limited liability company, the Institutional Investors, Parent and T.B. Wood's Canada Ltd., an Ontario corporation, (a) AEAM Funding is purchasing from the Borrowers a Senior Subordinated Promissory of the Borrowers in the principal amount of $10,185,086.06; (b) AEAMF is purchasing from Parent a warrant (the "AEAMF WARRANT") to purchase an aggregate of 118,147 shares of common stock of Parent, $.01 par value per share (the "COMMON STOCK"); and (c) AEAUMF is purchasing from
(i) the Borrowers a Senior Subordinated Promissory Note of the Borrowers in the principal amount of $4,814,913.94 and (ii) Parent a warrant (the "AEAUMF WARRANT" and collectively with the AEAMF Warrant, the "WARRANTS" and individually, a "WARRANT") to purchase an aggregate of 55,853 shares of Common Stock;

     WHEREAS, Parent and the other parties hereto desire to provide for the circumstances under which Parent will register securities of Parent on behalf of such other parties.

     NOW, THEREFORE, as an inducement to the Institutional Investors to consummate the transactions contemplated by the Purchase Agreement and in consideration of the premises and of the mutual covenants and obligations hereinafter set forth, Parent hereby covenants and agrees with the other parties hereto, and with each subsequent holder of the Warrants, as follows:

     SECTION 1. DEFINITIONS. As used herein, the following terms shall have the following ----------- respective meanings:

          "CERTIFICATE OF INCORPORATION" shall mean the Certificate of Incorporation of Parent, as amended, in effect on the date hereof.

          "COMMISSION" shall mean the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

          "COMMON STOCK" shall mean, collectively, the shares of common stock, $.01 par value per share, of Parent, and any class or series of common stock of Parent authorized after the date hereof, or any other class or series of stock resulting from successive changes or reclassifications of any class or series of common stock of Parent.

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          "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "INSTITUTIONAL INVESTORS" shall mean AEAMF, AEAUMF and their respective successors and assigns.

          "PERSON" shall mean any individual, firm, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

          "REGISTRATION EXPENSES" shall mean the expenses so described in
     Section 4 hereof.

          "REGISTRABLE STOCK" shall mean the shares of Common Stock underlying the Warrants, and any capital stock or other securities issued or issuable with respect to such Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, conversion, consolidation or other reorganization.

          "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "SELLING EXPENSES" shall mean the expenses so described in Section 4 hereof.

          "WARRANTS" shall have the meaning ascribed to such term in the first Whereas clause.

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     SECTION 2. INCIDENTAL REGISTRATION; FORM S-3 REGISTRATION.

          (a) If Parent at any time proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Form S-8 or another form not available for registering Registrable Stock for sale to the public), each such time it will give written notice to all holders of Registrable Stock of its intention to do so. Upon the written request of any such holder, given within 20 days after the date of any such notice, to register any of its Registrable Stock (which request shall specify the aggregate number of shares of Registrable Stock to be registered and will also state the intended method of disposition thereof), Parent will cause the Registrable Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by Parent, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Registrable Stock so registered. Parent may withdraw any such registration statement before it becomes effective or postpone the offering of securities contemplated by such registration statement without any obligation to the holders of any Registrable Stock. In the event that any registration pursuant to this Section 2 shall be, in whole or in part, an underwritten public offering of Common Stock, any request by a holder pursuant to this Section 2 to register Registrable Stock shall specify that either (i) such Registrable Stock is to be included in the underwriting on the same terms and conditions as the shares of Common Stock otherwise being sold through underwriters under such registration or (ii) such Registrable Stock is to be sold in the open market without any underwriting, on terms and conditions comparable to those normally applicable to offerings of common stock in reasonably similar circumstances. The number of shares of Registrable Stock to be included in such an underwriting may be reduced (pro rata among the requesting holders) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by Parent therein; provided, however, that if any shares are to be included in such underwriting for the account of any Person other than Parent, the number of shares to be included by any such Person shall be reduced first. With respect to the first proviso of the preceding sentence, if Parent elects to reduce pro rata the amount of Registrable Stock proposed to be offered in the underwriting for the accounts of all Persons other than Parent, for purposes of making any such reduction, each holder of Registrable Stock which is a partnership, together with the affiliates, partners, employees, retired partners and retired employees of such holder, the estates and family members of any such partners, employees, retired partners and retired employees and of their spouses, and any trusts for the benefit of any of the foregoing Persons shall be deemed to be a single "Person," and any pro rata reduction with respect to such "Person" shall be based upon the aggregate number of shares of Registrable Stock owned by all entities and individuals included as such "Person", as defined in this sentence (and the aggregate number so allocated to such "Person" shall be allocated among the entities and individuals included in such "Person" in such manner as such holder of Registrable Stock may reasonably determine). Notwithstanding anything to the contrary contained in this Section 2, in the event that there is an underwritten offering of securities of Parent pursuant to a registration covering Registrable Stock and a selling holder of Registrable Stock does not elect to sell his, her or its Registrable Stock to the underwriters of Parent's securities in connection with such offering, such holder shall refrain from selling such Registrable Stock not registered pursuant to this Section 2 during the period of distribution of Parent's securities by such underwriters and the period in which the underwriting syndicate participates in the after market; provided, however, that such holder shall, in no event, be entitled to sell its Registrable Stock during the 10-day period prior to, and during the 180-day period beginning on the effective date of such registration statement if requested by the managing underwriter or underwriters.

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          (b) If, at a time when Form S-3 is available for such registration,
Parent shall receive from any Institutional Investor a written request or requests that Parent effect a registration on Form S-3 of any of such holder's Registrable Stock, Parent will promptly give written notice of the proposed registration to all other holders of Registrable Stock and, as soon as practicable, effect such registration and all such related qualifications and compliances as may be requested and as would permit or facilitate the sale and distribution of all Registrable Stock as are specified in such request and any written requests of other holders given within 20 days after receipt of such notice. Parent shall not be required to file a registration statement under Form S-3 if counsel to Parent opines to the requesting Institutional Investors that the filing of such a registration statement would require the disclosure of material non-public information about Parent, the disclosure of which could have a material adverse effect on the business or financial condition of Parent, in which event no such registration statement shall be filed until the earlier of the lapse of 90 days from the issuance of the opinion of Parent counsel or such date that such information is no longer required to be disclosed, is not material or non-public, or its disclosure would not have a material adverse effect on the business or financial condition of Parent; provided, however, that Parent may not exercise its right under this clause more than once in any 12-month period. Parent shall have no obligation to effect a registration under this Section 2(b) (1) unless either (i) all the outstanding shares of Registrable Stock are requested to be sold pursuant to such registration or (ii) the aggregate offering price of the securities requested to be sold pursuant to such registration is, in the good faith judgment of Parent, expected to be equal to or greater than $1,000,000, and (2) more than four (4) occasions; provided, however, that as to such occasion such obligation shall be deemed satisfied only when a registration statement covering all shares of Registerable Stock specified in requests received as aforesaid, for sale in accordance with the method of disposition specified by the requesting Institutional Investor, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto.

     SECTION 3. REGISTRATION PROCEDURES. If and whenever Parent is required by the provisions of Section 2 hereof to effect the registration of any shares of Registrable Stock under the Securities Act, Parent will, as expeditiously as possible:

          (a) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 2 hereof, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective (provided that before filing a registration statement or any amendments or supplements thereto, Parent will furnish to the counsel selected by the holders of a majority of the Registrable Stock covered by such registration statement copies of all such documents and include any comments of such counsel in such documents pertaining to the disclosure relating to the holders of Registrable Stock and the sale by such holders of the Registrable Stock) for the period of the distribution contemplated thereby (determined as hereinafter provided); provided, that Parent may discontinue any registration of shares for its own account which is being effected pursuant to
Section 2 herein at any time prior to the effective date of the registration statement relating thereto;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in Section 3(a) above and as to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Stock covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

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          (c) furnish to each seller and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus and any amendment or supplement thereto) and such other documents as such Persons may reasonably request in order to facilitate the public sale or other disposition of the Registrable Stock covered by such registration statement;

          (d) use its best efforts to register or qualify the Registrable Stock covered by such registration statement under the securities or blue sky laws of such jurisdictions as the sellers of Registrable Stock or, in the case of an underwritten public offering, the managing underwriter shall reasonably request and do any and all other acts and things which are reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Stock owned by such seller (provided that Parent will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection or (ii) consent to general service of process (i.e., service of process which is not limited solely to securities law violations) in any such jurisdiction);

          (e) immediately notify each seller under such registration statement and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, at the request of any seller, Parent will promptly prepare a supplement or amendment to such registration statement so that, as thereafter delivered to the purchasers of such Registrable Stock, such registration statement will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

          (f) furnish, at the request of any seller, on the date that Registrable Stock is delivered to the underwriters for sale pursuant to such registration, a letter dated such date from the independent public accountants retained by Parent, addressed to the underwriters and to such seller, (A) stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of Parent included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as such underwriters or such seller may reasonably request; and (B) containing "cold comfort" language covering such matters of the type customarily covered by "cold comfort" letters as the holders of a majority in nominal value of the Registrable Stock being sold reasonably request;

          (g) make available for inspection by each seller, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all pertinent financial and other records, pertinent corporate documents and properties of Parent, and cause Parent's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

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          (h) use its best efforts to cause all such Registrable Stock to be listed on a recognized U.S. stock exchange or traded on a U.S. inter-dealer quotation system and, if similar securities issued by Parent are already so listed, on each securities exchange or inter-dealer quotation system on which similar securities issued by Parent are then listed or traded;

          (i) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission or any other applicable regulatory authority, and make available to its security holders, as soon as reasonably practicable after the effective date of the registration statement, an earnings statement covering the period of at least twelve months beginning with the first day of Parent's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

          (j) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related offering document or suspending the qualification of any Registrable Stock included in such registration statement or offering document for sale in any jurisdiction, Parent will use its best efforts promptly to obtain the withdrawal of such order;

          (k) use its best efforts to cause such Registrable Stock covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Stock; and

          (l) take all such other actions as the holders of a majority in nominal value of Registrable Stock being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Stock (including, without limitation, effecting a stock split or a combination of shares).

     For purposes of Sections 3(a) and (b) above, the period of distribution of Registrable Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Stock in any other registration shall be deemed to extend until the earlier of the sale of all Registrable Stock covered thereby or nine months after the effective date thereof.

     In connection with each registration hereunder, the selling holders of Registrable Stock will furnish to Parent in writing such information with respect to themselves and the proposed distribution by them as shall be necessary in order to assure compliance with Federal and applicable state securities laws.

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     In connection with each registration pursuant to Section 2 hereof covering an underwritten public offering, Parent agrees to enter into such customary agreements (including, without limitation) as the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between major underwriters and companies of Parent's size and investment stature, provided that such agreement shall not contain any such provision applicable to Parent which is inconsistent with the provisions hereof.

     SECTION 4. EXPENSES. All expenses incurred by Parent in complying with
Section 2 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for Parent, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars and costs of insurance and fees and expenses of one counsel for the sellers of Registrable Stock, but excluding any Selling Expenses, are herein called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Registrable Stock are herein called "Selling Expenses." Parent will pay all Registration Expenses in connection with each registration statement filed pursuant to Section 2 hereof. All Selling Expenses incurred in connection with any sale of Registrable Stock by any participating seller shall be borne by such participating seller, or by such Persons other than Parent (except to the extent Parent shall be a seller) as they may agree.

     SECTION 5. INDEMNIFICATION.

          (a) Indemnification by Parent. In the event of a registration of any of the Registrable Stock under the Securities Act pursuant to Section 2 hereof, Parent will indemnify and hold harmless each seller of such Registrable Stock thereunder and each underwriter of such Registrable Stock thereunder and their respective officers, directors and employees and each other Person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any and all losses, claims, damages, expenses or liabilities, joint or several, to which such Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Stock was registered under the Securities Act pursuant to Section 2, any preliminary prospectus or final prospectus contained therein, any amendment or supplement thereof, any materials or information provided to investors by, or with the approval of, Parent in connection with the marketing of the offering of the Registrable Stock, including any roadshow or investor presentations made to investors by Parent (whether in person or electronically), or any application, filing or other material filed, registered, distributed or otherwise furnished by Parent or with the consent of Parent in connection with the securities laws of any state or political subdivision thereof, including any blue sky application, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such Person for any reasonable legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, expense or action; provided, however, that Parent will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary or final prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to Parent by such Person, specifically for inclusion in any such document; or
(ii) an untrue statement or alleged untrue statement, omission or alleged omission in a prospectus if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the prospectus which amendment or supplement is delivered to such Person in a timely manner and such Person thereafter fails to deliver such prospectus as so amended or supplemented prior to or concurrently with the sale of such Registrable Stock to the Person asserting such loss, claim, damage or liability.

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          (b) Indemnification by Holders of Registrable Stock Which Are
Registered. In the event of a registration of any of the Registrable Stock under the Securities Act pursuant to Section 2 hereof, each seller of such Registrable Stock thereunder, severally and not jointly, will indemnify and hold harmless to the fullest extent permitted by law Parent and each Person, if any, who controls Parent within the meaning of the Securities Act, each officer of Parent who signs the registration statement, each director of Parent, each underwriter and each Person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages, expenses or liabilities, to which Parent or such officer or director or underwriter or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Stock was registered under the Securities Act pursuant to Section 2, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Parent and each such officer, director, underwriter and controlling Person for any reasonable legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to Parent by such seller specifically for use in such registration statement or prospectus; provided, further, however, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not to exceed the net proceeds received by such seller from the sale of Registrable Stock covered by such registration statement.

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          (c) Conduct of Indemnification Proceedings. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party under this Section 5 unless, and only to the extent that, such omission results in the indemnified party's forfeiture of substantive rights or defenses. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this
Section 5 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

     Notwithstanding the foregoing, any indemnified party shall have the right to retain its own counsel in any such action, but the fees and disbursements of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party shall have failed to retain counsel for the indemnified party as aforesaid, (ii) the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or that the interests of the indemnified party conflict with the interests of the indemnifying party, or
(iii) the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel. It is understood that the indemnifying party shall not, in connection with any action or related actions in the same jurisdiction, be liable for the fees and disbursements of more than one separate firm qualified in such jurisdiction to act as counsel for the indemnified party. The indemnifying party shall not (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any proceeding effected without its written consent, (which consent shall not be unreasonably withheld) be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

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          (d) Contribution. If the indemnification provided for in Section 5(a)
or 5(b) is unavailable to or insufficient to hold harmless an indemnified party under such paragraphs in respect of any losses, claims, damages or liabilities or actions referred to therein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or actions in such proportion as appropriate to reflect the relative fault of Parent, on the one hand, and the sellers of such Registrable Stock, on the other, in connection with the statement or omissions which resulted in such losses, claims, damages, liabilities or actions, as well as any other relevant equitable considerations including, without limitation, the failure to give any notice under Section 5(b). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Parent, on the one hand, or by the sellers of such Registrable Stock, on the other hand, and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     Parent and the sellers of Registrable Stock agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation (even if all of the sellers of Registrable Stock were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this and the immediately preceding paragraph, the sellers of such Registrable Stock shall not be required to contribute any amount in excess of the amount, if any, by which the total price at which the Common Stock sold by each of them was offered to the public exceeds the amount of any damages which they would have otherwise been required to pay by reason of such untrue or alleged untrue statement of omission, but not to exceed the net proceeds received by such seller on the sale of Registrable Stock covered by such Registration Statement. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation. The indemnification of underwriters provided for in this Section 5 shall be on such other terms and conditions as are at the time customary and reasonably required by such underwriters and the indemnification of the sellers of Registrable Stock in such underwriting shall, at the sellers' request, be modified to conform to such terms and conditions.

     The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

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     SECTION 6. CHANGES IN COMMON STOCK. If, and as often as, there are any changes in the Common Stock by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof, as may be required, so that the rights and privileges granted by this Agreement shall continue with respect to the Common Stock as so changed.

     SECTION 7. REPRESENTATIONS AND WARRANTIES OF PARENT. Parent represents and warrants to each of the other parties hereto as follows (which representations and warranties shall survive the execution and delivery of this Agreement):

          (a) The execution, delivery and performance of this Agreement by Parent have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation or By-laws of Parent, or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of Parent or any of its subsidiaries, except for such violations, conflicts or defaults that would not materially adversely affect the ability of Parent to perform its obligations hereunder.

          (b) This Agreement has been duly executed and delivered by Parent and constitutes the legal, valid and binding obligation of Parent, enforceable in accordance with its terms.

     SECTION 8. RULE 144 REPORTING. Parent agrees with each of the other parties hereto as follows: ------------------

          (a) Parent shall use reasonable best efforts to make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act, at all times.

          (b) Parent shall use reasonable best efforts to file with the Commission in a timely manner all reports and other documents as the Commission may prescribe under Section 13(a) or 15(d) of the Exchange Act.

          (c) Parent shall furnish to each holder of Registrable Stock forthwith upon request a written statement by Parent as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act.

     SECTION 9. MISCELLANEOUS.

          (a) For purposes of this Agreement a holder of a Warrant shall be deemed to hold the Registrable Stock underlying such Warrant. The obligations and rights under Section 3 shall terminate as to an Institutional Investor if such Institutional Investor is not longer an "affiliate" as used in Rule 144 and is permitted to sell all Registrable Stock then held by it pursuant to Rule 144(k).

          (b) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. Without limiting the generality of the foregoing, the registration rights conferred herein on the holders of Registrable Stock shall inure to the benefit of any and all subsequent holders from time to time of Registrable Stock.

          (c) All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier (with receipt confirmed), courier service or personal delivery:

          (i) if to AEA Mezzanine Fund LP:

                 AEA Mezzanine Fund LP c/o AEA Mezzanine
                 Partners LP c/o AEA Mezzanine Management LP
                 200 First Stamford Place Stamford, Connecticut
                 06902 Fax No.: (203) 564-2661 Attention:
                 Joseph D. Carrabino, Jr.


          (ii) if to AEA Mezzanine (Unleveraged) Fund LP:

                 AEA Mezzanine (Unleveraged) Fund LP c/o AEA
                 Mezzanine Partners LP c/o AEA Mezzanine
                 Management LP 200 First Stamford Place
                 Stamford, Connecticut 06902 Fax No.: (203)
                 564-2661 Attention: Joseph D. Carrabino, Jr.

                 in the case of (i) and (ii) above, with a copy to:

                 Morrison Cohen LLP
                 909 Third Avenue
                 New York, New York  10022
                 Fax No.: (212) 735-8708
                 Attention:  David A. Scherl, Esq.

          (iii) if to Parent:

                 TB Wood's Corporation
                 440 North Fifth Avenue
                 Chambersburg, PA  17201-1778
                 Fax No.: (717) 264-2869
                 Attention: William T. Fejes, Jr.

                 with a copy to:

                 Dechert LLP
                 4000 Bell Atlantic Tower
                 1717 Arch Street
                 Philadelphia, PA  19103
                 Fax No.: (215) 994-2222
                 Attention:  David Schulman, Esq.


or to such other address or addresses as shall have been furnished in writing to the other parties hereto.

     All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; if mailed, five Business Days (as defined in the Purchase Agreement) after being deposited in the mail, postage prepaid; or if telecopied, when receipt is acknowledged.

          (d) THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED IN ACCORDANCE WITH, AND ENFORCED UNDER, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS OR INSTRUMENTS ENTERED INTO AND PERFORMED ENTIRELY WITHIN SUCH STATE.

          (e) (I) EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND HEREBY EXPRESSLY SUBMITS TO THE PERSONAL JURISDICTION AND VENUE OF SUCH COURTS FOR THE PURPOSES THEREOF AND EXPRESSLY WAIVES ANY CLAIM OF IMPROPER VENUE AND ANY CLAIM THAT SUCH COURTS ARE AN INCONVENIENT FORUM. EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS ADDRESS SET FORTH IN
SECTION 9(C), SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING.

          (II) PARENT WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EXCEPT AS PROHIBITED BY LAW, PARENT HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. PARENT (X) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE INSTITUTIONAL INVESTORS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH INSTITUTIONAL INVESTOR WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (Y) ACKNOWLEDGES THAT THE INSTITUTIONAL INVESTORS HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

          (f) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified or amended except in writing executed by the parties hereto.

          (g) Telefacsimile transmissions of any executed original document and/or retransmission of any executed telefacsimile transmission shall be deemed to be the same as the delivery of an executed original. At the request of any party hereto, the other parties hereto shall confirm telefacsimile transmissions by executing duplicate original documents and delivering the same to the requesting party or parties. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (h) Parent (on the one hand) and the Institutional Investors (on the other hand) agree that any amendment to the Federal securities laws (and regulations promulgated thereunder (and related registration forms), and related state securities laws shall not affect the substantive registration requirements (and other obligations of Parent) set forth in this Agreement; and, following any such amendment, Parent shall continue to be required to cause the registration of Registrable Stock (and pay all Registration Expenses and provide indemnification) under the Federal securities laws, as amended, in a manner consistent to carry out the intent and purposes of (and on terms as similar as practicable as the terms set forth in) this Agreement.

          (i) If any one or more of the provisions contained in this Agreement, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions of this Agreement. The parties hereto further agree to replace such invalid, illegal or unenforceable provision of this Agreement with a valid, legal and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid, illegal or unenforceable provision.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

                                          TB WOOD'S CORPORATION


                                          By:  _________________________________
                                               Name:
                                               Title:


                                          AEA MEZZANINE FUND LP

                                          By:  AEA Mezzanine Partners LP,
                                               its General Partner

                                          By:  AEA Mezzanine Management GP LLC,
                                               its General Partner


                                          By:  _________________________________
                                               Name:
                                               Title:

                                          AEA MEZZANINE (UNLEVERAGED) FUND LP

                                          By:  AEA Mezzanine Partners LP,
                                               its General Partner

                                          By:  AEA Mezzanine Management GP LLC,
                                               its General Partner


                                          By:  _________________________________
                                               Name:
                                               Title:



                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]